UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the


                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 6, 2004


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-22429
                                                 _______


        Delaware                                                 11-3129361
________________________                                     ___________________
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

400 Post Avenue, Suite 303, Westbury, New York                          11590
______________________________________________                        __________
   (Address of principal executive office)                            (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                555 Westbury Avenue, Carle Place, New York 11514
                ________________________________________________
                 (Former Address, if changed since last report)


                                    (Page 1)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 6, 2004, DHB Industries, Inc. (the "Company") issued a press release announcing the Company's first quarter 2004 results. The press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference. The information furnished under this Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibit is filed as part of this Current Report on Form 8-K:

             99.1 News Release of DHB Industries, Inc. issued May 6, 2004: DHB Industries Announces Record 1st Quarter Revenues (furnished solely pursuant to Item 12 of Form 8-K).









                                    (Page 2)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DHB INDUSTRIES, INC.


                                           By: /s/ DAWN M. SCHLEGEL
                                               ___________________________
                                                   Dawn M. Schlegel
                                                   Chief Financial Officer


Dated:  May 6, 2004









                                    (Page 3)

                                  EXHIBIT INDEX

                                                                        Page No.


                  99.1  News Release of DHB  Industries,  Inc. issued      5
                        May  6,  2004:   DHB   Industries   Announces
                        Record  1st   Quarter   Revenues   (furnished
                        solely pursuant to Item 12 of Form 8-K).









                                    (Page 4)